                                                                    EXHIBIT 99.0
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

For Immediate Release                   Contacts:  News Media                     Securities Analysts
                                                   Lisa Marie Bongiovanni         Dianne Douglas
                                                   310-252-3524                   310-252-2703
                                                   bongiovl@mattel.com            dianne.douglas@mattel.com
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                      MATTEL REPORTS FIRST QUARTER RESULTS


First Quarter Highlights
 .  Worldwide revenue up 6 percent;
 .  International sales up 7 percent; 13 percent in local currency;
 .  Worldwide sales for core brands: Barbie(R) unchanged versus year ago; Hot
   Wheels(R) up 24 percent; American Girl(R) up 14 percent; and core Fisher-Price(R) up 8 percent;
 .  Gross margin improvement of .3 percent of net sales and SG&A improvement of 1 percent of net sales;
 .  Operating income up 15 percent; and
 .  First quarter loss from continuing operations of $.03 per share.


LOS ANGELES, April 19, 2001 - Mattel, Inc. (NYSE:MAT) today reported a 2001 first quarter loss from continuing operations excluding one-time charges of $12.1 million, or $.03 per share, versus a loss of $6.2 million, or $.01 per share, in the 2000 first quarter. Net sales from continuing operations were $731.9 million, a 6 percent increase, or 8 percent in local currency, from $693.3 million in last year's first quarter. Operating income was up 15 percent at $18.2 million.

"Coming off a very successful fourth quarter, we have remained focused on our strategies and this effort is reflected in continued strong operating results for the first quarter," said Robert A. Eckert, chairman and chief executive officer of Mattel. "I am also encouraged by our growth in international markets, improved margins and continued execution of the financial realignment program."
                                     (more)

Mattel Reports first Quarter Results/Page 2



On a regional basis, sales from continuing operations increased 5 percent in the U.S., and were up 7 percent in international markets, or up 13 percent in local currency.

Girls

To better align the financial reporting structure with the current business organization, reporting for the Girls division will now include Pleasant Company sales. The Girls division, which includes the Barbie(R), Diva Starz(TM) and American Girl(R) brands, achieved worldwide gross sales of $338.0 million for
the quarter, an increase of 7 percent.   (Excluding Pleasant Company, the Girls
Division achieved sales growth of 5.5 percent.)

Worldwide Barbie sales were flat, or up 2 percent in local currency. Consumer demand for the brand continues to be strong as evidenced by healthy growth in over-the-counter sales. U.S. shipments to customers, however, declined in the quarter due to changes in retailer buying patterns. This was offset by strong international Barbie sales. Diva Starz and Polly Pocket(R) also performed well in the quarter, as did Pleasant Company, with sales advancing 14 percent.

Infant and Preschool

Continuing on the momentum from the fourth quarter, core Fisher-Price(R) brands continue to be strong with worldwide sales up 8 percent. Worldwide gross sales for the Infant and Preschool division, which includes the Fisher-Price, Sesame Street(R) and Disney(R) character brands, were $243.1 million, or flat for the quarter, due to weaknesses in licensed character brands sales.

                                     (more)

Mattel Reports first Quarter Results/Page 3



Boys-Entertainment

The Boys-Entertainment division, which consists of the Wheels and Entertainment categories, achieved worldwide sales of $195.5 million, a 9 percent increase. Led by double-digit growth in both Hot Wheels(R) and Tyco R/C(R), the Wheels category experienced growth of 15 percent, while the Entertainment category decreased by 2 percent.

Financial Realignment Plan

Mattel recorded one-time charges of $7.0 million in the quarter as part of the $250 million financial realignment plan. These charges are included in Cost of Sales ($6.6 million), Advertising ($0.3 million), and Selling and Administrative Expenses ($0.1 million) in the consolidated statement of operations. Since the announcement of the plan in September 2000, Mattel has recorded $132.2 million in pre-tax charges. The company is on target to deliver cumulative cost savings of approximately $200 million over the next three years.

Adoption of Financial Accounting Standard 133

Effective January 1, 2001, Mattel adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities. As a result of the adoption of this statement, Mattel recorded a one-time transition adjustment of $12.0 million, net of tax, in the consolidated statement of operations for the quarter, consistent with the amount disclosed in the SEC Form 10-K for 2000. Additionally, a $5.5 million pre-tax loss on derivative instruments was recorded in Other Expense related to the decline in fair value of the instruments during the quarter.


                                     (more)

Mattel Reports first Quarter Results/Page 4



Live Webcast

Mattel will webcast its first quarter earnings conference call at 8:30 a.m. Pacific Time (11:30 a.m. Eastern Time) today. The conference call will be simulcast on the Investors section of www.mattel.com. To listen to the call,
                                      --------------
log on to the website at least 15 minutes early to register, download and install any necessary audio software. An archive of the call may be accessed for up to 90 days beginning two hours after the completion of the live call.

About Mattel

Mattel, Inc. is the worldwide leader in the design, manufacture and marketing of toy products. The company's best-selling brands include Barbie(R), Hot Wheels(R), Fisher-Price(R) and American Girl(R). With headquarters in El Segundo, California, Mattel has offices and facilities in 36 countries and sells its products in more than 150 nations throughout the world. The company's website can be found at www.mattel.com.
                        --------------
                                     -###-

Note: Forward-looking statements included in this release with respect to the financial condition, results of operations and business of the company, which include, but are not limited to sales levels, restructuring and integration charges, special charges, other non-recurring charges, cost savings, operating efficiencies and profitability, are subject to certain risks and uncertainties that could cause actual results to differ materially from those set forth in such statements. These include without limitation: the company's dependence on the timely development, manufacture, introduction and customer acceptance of new products; significant changes in buying patterns of major customers; possible weaknesses of international markets; the impact of competition on revenues and margins; the effect of currency fluctuations on reportable income; unanticipated negative results of litigation, governmental proceedings or environmental matters; and other risks and uncertainties as may be detailed from time to time in the company's public announcements and SEC filings. This release includes a forward-looking statement about anticipated cost savings under the company's financial realignment plan.

MATTEL, INC. AND SUBSIDIARIES                                                                                    EXHIBIT I
==========================================================================================================================
FINANCIAL HIGHLIGHTS
CONTINUING OPERATIONS - PRO FORMA BEFORE CHARGES
FOR THE QUARTER ENDED MARCH 31, 2001




(In millions, except per share amounts)                          2001                2000                  % Change
---------------------------------------                     ------------        --------------          ------------
     Key P&L Data:
     --------------
     Net Sales                                              $      731.9       $        693.3                  6%

     Gross Margin                                           $      333.8       $        314.4                  6%
       % of Net Sales                                               45.6 %               45.3 %

     Advertising                                            $       96.6       $         91.3                  6%
       % of Net Sales                                               13.2 %               13.2 %

     SG&A                                                   $      205.2       $        201.1                  2%
       % of Net Sales                                               28.0 %               29.0 %

     Operating Income                                       $       18.2       $         15.9                 15%
       % of Net Sales                                                2.5 %                2.3 %

     Net Loss Before Charges                                $      (12.1)      $         (6.2)
       % of Net Sales                                               (1.7)%               (0.9)%

     EPS Before Charges - Diluted                           $      (0.03)      $        (0.01)



     Key Balance Sheet Data:
     ----------------------
     Accounts Receivable, Net                               $      890.8       $        897.2
       Days of Sales Outstanding (DSO)                                96                   99

     Inventories                                            $      574.0       $        522.3
       Days of Supply (DOS)                                           98                   97

     Total Debt Outstanding                                 $    1,778.0       $      1,834.2
       Total Debt-to-Total Capitalization                           55.9 %               51.3 %


                                                 WORLDWIDE GROSS SALES
                                                 ---------------------


                                                             Growth %
                                                 -----------------------------
                                                    Actual         Local Curr.         % of Total
                                                 -----------      ------------       --------------
                      Girls                          7%                9%                 44 %

                      Boys/Entertainment             9%               11%                 25 %

                      Infant & Preschool             0%                2%                 31 %

                      Total Company                  5%                7%                100 %


MATTEL, INC. AND SUBSIDIARIES                                                                                        EXHIBIT II
================================================================================================================================

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS


FOR THE QUARTER ENDED MARCH 31, 2001
                                                                                       Impact of            Pro Forma
(In millions, except per share amounts)                             As Reported         Charges           Before Charges
---------------------------------------                            -------------     ------------        ---------------
Net Sales                                                           $    731.9        $     0.0             $    731.9
   Cost of sales                                                         404.7              6.6                  398.1
                                                                    ----------        ---------             ----------
Gross Profit                                                             327.2             (6.6)                 333.8
   Advertising and promotion expenses                                     96.9              0.3                   96.6
   Other selling and administrative expenses                             205.3              0.1                  205.2
   Other expense (income), net                                             6.5              5.5                    1.0
                                                                    ----------        ---------             ----------

Operating Income Before Amortization                                      18.5            (12.5)                  31.0
   Amortization of intangibles                                            12.8              0.0                   12.8
                                                                    ----------        ---------             ----------

Operating Income                                                           5.7            (12.5)                  18.2
   Interest expense                                                       34.9              0.0                   34.9
                                                                    ----------        ---------             ----------
Loss Before Income Taxes                                                 (29.2)           (12.5)                 (16.7)
   Benefit for income taxes                                               (7.2)            (2.6)                  (4.6)
                                                                    ----------        ---------             ----------
Loss From Continuing Operations                                          (22.0)            (9.9)                 (12.1)
  Cumulative effect of change in accounting principles,
    net of tax                                                           (12.0)           (12.0)                   0.0
                                                                    ----------        ---------             ----------
Net Loss                                                            $    (34.0)       $   (21.9)            $    (12.1)
                                                                    ==========        =========             ==========

Income Per Share - Basic
    Loss from continuing operations                                 $    (0.05)       $   (0.02)            $    (0.03)
    Cumulative effect of change in accounting principles                 (0.03)           (0.03)                  0.00
                                                                    ----------        ---------             ----------
                                                                    $    (0.08)       $   (0.05)            $    (0.03)
                                                                    ==========        =========             ==========

Average Number of Common Shares
  Outstanding - Basic                                                    429.9            429.9                  429.9
                                                                    ==========        =========             ==========

Income Per Share - Diluted
    Loss from continuing operations                                 $    (0.05)       $   (0.02)            $    (0.03)
    Cumulative effect of change in accounting principles                 (0.03)           (0.03)                  0.00
                                                                    ----------        ---------             ----------
                                                                    $    (0.08)       $   (0.05)            $    (0.03)
                                                                    ==========        =========             ==========

Average Number of Common and Common
  Equivalent Shares Outstanding - Diluted                                429.9            429.9                  429.9
                                                                    ==========        =========             ==========

FOR THE QUARTER ENDED MARCH 31, 2000
Net Sales                                                           $    693.3        $     0.0             $    693.3
   Cost of sales                                                         378.9              0.0                  378.9
                                                                    ----------        ---------             ----------

Gross Profit                                                             314.4              0.0                  314.4
   Advertising and promotion expenses                                     91.3              0.0                   91.3
   Other selling and administrative expenses                             254.2             53.1                  201.1
   Other expense (income), net                                            (6.4)             0.0                   (6.4)
                                                                    ----------        ---------             ----------

Operating Income Before Amortization                                     (24.7)           (53.1)                  28.4
   Amortization of intangibles                                            12.5              0.0                   12.5
                                                                    ----------        ---------             ----------

Operating Income                                                         (37.2)           (53.1)                  15.9
   Interest expense                                                       24.4              0.0                   24.4
                                                                    ----------        ---------             ----------
Loss Before Income Taxes                                                 (61.6)           (53.1)                  (8.5)
   Benefit for income taxes                                              (17.0)           (14.7)                  (2.3)
                                                                    ----------        ---------             ----------
Loss From Continuing Operations                                          (44.6)           (38.4)                  (6.2)
  Loss from discontinued operations, net of tax                         (126.6)          (126.6)                   0.0
                                                                    ----------        ---------             ----------
Net Loss                                                            $   (171.2)       $  (165.0)            $     (6.2)
                                                                    ==========        =========             ==========

Income Per Share - Basic
    Loss from continuing operations                                 $    (0.10)       $   (0.09)            $    (0.01)
    Loss from discontinued operations                                    (0.30)           (0.30)                  0.00
                                                                    ----------        ---------             ----------
                                                                    $    (0.40)       $   (0.39)            $    (0.01)
                                                                    ==========        =========             ==========
Average Number of Common Shares
  Outstanding - Basic                                                    425.5            425.5                  425.5
                                                                    ==========        =========             ==========
Income Per Share - Diluted
    Loss from continuing operations                                 $    (0.10)       $   (0.09)            $    (0.01)
    Loss from discontinued operations                                    (0.30)           (0.30)                  0.00
                                                                    ----------        ---------             ----------
                                                                    $    (0.40)       $   (0.39)            $    (0.01)
                                                                    ==========        =========             ==========
Average Number of Common and Common
  Equivalent Shares Outstanding - Diluted                                425.5            425.5                  425.5
                                                                    ==========        =========             ==========


MATTEL, INC. AND SUBSIDIARIES                                                                                         EXHIBIT III
==================================================================================================================================
CONSOLIDATED STATEMENTS OF OPERATIONS
BEFORE CHARGES

                                                                            FOR THE THREE MONTHS ENDED MARCH 31,
                                                           -----------------------------------------------------------------------
                                                                     2001                      2000                 Yr/Yr
                                                           ----------------------------------------------------
(In millions, except per share amounts)                      $ Amt       % Net Sales    $ Amt       % Net Sales    % Change
---------------------------------------                    ----------    -----------   --------      ----------    ---------------
Net Sales                                                  $  731.9                    $ 693.3                         5.6%
   Cost of sales                                              398.1          54.4%       378.9         54.7%           5.1%
                                                           --------                    -------
Gross Profit                                                  333.8          45.6%       314.4         45.3%           6.2%
   Advertising and promotion expenses                          96.6          13.2%        91.3         13.2%           5.8%
   Other selling and administrative expenses                  205.2          28.0%       201.1         29.0%           2.1%
   Other expense (income), net                                  1.0           0.1%        (6.4)        -0.9%
                                                           --------                    -------
Operating Income Before Amortization                           31.0           4.2%        28.4          4.1%           9.5%
   Amortization of intangibles                                 12.8           1.8%        12.5          1.8%           2.2%
                                                           --------                    -------
Operating Income                                               18.2           2.5%        15.9          2.3%          15.4%
   Interest expense                                            34.9           4.8%        24.4          3.5%          43.5%
                                                           --------                    -------
Loss Before Income Taxes                                      (16.7)         -2.3%        (8.5)        -1.2%
   Benefit for income taxes                                    (4.6)                      (2.3)
                                                           --------                    -------
Loss From Continuing Operations                            $  (12.1)         -1.7%     $  (6.2)        -0.9%
                                                           ========                    =======
Effective Tax Rate                                             27.6%                      27.6%
Basic Income per Share from Continuing Operations          $  (0.03)                   $ (0.01)
                                                           ========                    =======
Diluted Income per Share from Continuing Operations        $  (0.03)                   $ (0.01)
                                                           ========                    =======


==================================================================================================================================
CONDENSED CONSOLIDATED BALANCE SHEETS
                                                                 At March 31,
                                                          ------------------------    At Dec. 31,
(In millions)                                                 2001          2000         2000
-------------                                             ----------    ----------   -------------
Assets
   Cash and short-term investments                        $    74.3     $    214.9     $  232.4
   Accounts receivable, net                                   890.8          897.2        839.6
   Inventories                                                574.0          522.3        489.7
   Prepaid expenses and other current assets                  188.9          196.8        189.8
                                                         ----------     ----------     --------
      Total current assets                                  1,728.0        1,831.2      1,751.5

   Property, plant and equipment, net                         623.6          693.7        647.8
   Other assets                                             1,879.9        1,728.9      1,902.6
   Net investment in discontinued operations                      -          318.7         11.5
                                                         ----------     ----------     --------
      Total Assets                                        $ 4,231.5     $  4,572.5     $4,313.4
                                                         ==========     ==========     ========
Liabilities and Stockholders' Equity
   Short-term borrowings                                  $   518.5     $    848.7     $  226.4
   Current portion of long-term liabilities                    32.6            2.8         32.7
   Accounts payable and accrued liabilities                   692.8          656.8      1,042.4
   Income taxes payable                                       176.1          164.5        200.9
                                                         ----------     ----------     --------
      Total current liabilities                             1,420.0        1,672.8      1,502.4

   Long-term debt                                           1,226.8          982.7      1,242.4
   Other long-term liabilities                                179.4          172.5        165.5
   Stockholders' equity                                     1,405.3        1,744.5      1,403.1
                                                         ----------     ----------     --------
      Total Liabilities and Stockholders' Equity          $ 4,231.5     $  4,572.5     $4,313.4
                                                         ==========     ==========     ========
